LORD ABBETT GLOBAL FUND

Lord Abbett Developing Local Markets Fund

Lord Abbett Global Allocation Fund

Supplement dated February 2, 2009 to the

Prospectus dated July 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

Effective February 17, 2009, the following replaces the subsections titled “The Fund – Management – Investment Managers,” “The Fund – Management – Developing Local Markets Fund,” and “The Fund – Management – Global Allocation Fund” in the Prospectus:

Portfolio Managers.  For the Developing Local Markets Fund, the Fund is managed by a portfolio manager responsible for investment decisions together with a team of research analysts who provide country, industry, sector and macroeconomic research and analysis.  For the Global Allocation Fund, Lord Abbett’s Asset Allocation Committee oversees and reviews the allocation and investment of the Fund’s assets in the underlying funds.  The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Developing Local Markets Fund.  Leah G. Traub, Portfolio Manager and Director, is primarily responsible for the day-to-day management of the Fund.  Ms. Traub joined Lord Abbett in 2007 as a quantitative analyst, providing quantitative support for Lord Abbett’s Fixed Income and International Equity products.  She has served as a quantitative analyst for the Fund since joining Lord Abbett.  Previously, she was a Research Economist at Princeton Economics Group (2006-2007), a Teaching Assistant and Lecturer at Rutgers University Economics Department (2004-2007), and a Research Assistant at the National Bureau of Economic Research (2005-2006).  Ms. Traub has been the portfolio manager for the Fund since 2009.

Global Allocation Fund.  The Asset Allocation Committee consists of the following members: Robert S. Dow, Senior Partner and Chief Executive Officer; Robert I. Gerber, Partner and Chief Investment Officer; Robert P. Fetch, Partner and Director; Harold E. Sharon, Partner and Director; Christopher J. Towle, Partner and Director; and Charles P. Massare, Partner and Director of Risk Management.  Messrs. Dow, Gerber, Towle, Massare, Fetch, and Sharon joined Lord Abbett in 1972, 1997, 1987, 1998, 1995, and 2003, respectively.  Messrs. Gerber, Towle and Sharon have been members of the Asset Allocation Committee since 2005.  Mr. Massare became a member of the Asset Allocation Committee in 2006, and Messrs. Dow and Fetch became members in 2007.  Messrs. Dow, Gerber, Fetch, Sharon, Towle and Massare are jointly and primarily responsible for the day-to-day management of the Fund and have managed the Fund since 2008.

Effective February 2, 2009, the following replaces “Your Investment – Sales Charges – Reducing Your Class A Front-End Sales Charge – Letter of Intention” in the Prospectus (for all classes except Class I shares):

•                  Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge.   The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention.  Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction.  Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention.  Shares purchased through reinvestment of dividends or distributions are not included.  Class F, R2, and R3 share holdings may not be combined for these purposes.

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